QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2004

IMC GLOBAL INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9759	36-3492467
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 South Saunders Road Suite 300 Lake Forest, Illinois		60045
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (847) 739-1200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

        On October 1, 2004, the registrant issued the press release attached hereto as Exhibit 99.

Item 9.01.    Financial Statements and Exhibits.

  (c)
  Exhibits.

  The Exhibits to this Report are listed in the Exhibit Index hereto.

2

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMC GLOBAL INC.
By:	/s/ J. REID PORTER J. Reid Porter Executive Vice President and Chief Financial Officer

Date: October 1, 2004

3

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99	Press release issued October 1, 2004

4

QuickLinks

  Item 8.01. Other Events.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX